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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an Application to Determine Eligibility of a Trustee Pursuant to
                             Section 305(b)(2)  / /

                               TRUST COMPANY BANK
              (Exact name of trustee as specified in its charter)

         GEORGIA BANKING CORPORATION                            58-0466330
      (Jurisdiction of incorporation or                      (I.R.S. Employer
                 organization                               Identification No.)
        if not a U.S. national bank)
             25 PARK PLACE, N.E.                                   30303
              ATLANTA, GEORGIA                                  (Zip code)
  (Address of principal executive offices)

                                  BRYAN ECHOLS
                               TRUST COMPANY BANK
                                58 EDGEWOOD AVE.
                                    ROOM 400
                             ATLANTA, GEORGIA 30303
                                 (404) 588-7813
           (Name, address and telephone number of agent for service)

                             ---------------------

                             GEORGIA POWER COMPANY
              (Exact name of obligor as specified in its charter)

                   GEORGIA                                      58-0257110
       (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                       Identification No.)
          333 PIEDMONT AVENUE, N.E.                                30308
              ATLANTA, GEORGIA                                  (Zip code)
  (Address of principal executive offices)

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                         JUNIOR SUBORDINATED DEBENTURES
                      (Title of the indenture securities)

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ITEM 1.  GENERAL INFORMATION.

     Furnish the following information as to the trustee --

          (a) Name and address of each examining or supervising authority to which it is subject.

           Department of Banking and Finance,
           State of Georgia,
           Atlanta, Georgia

           Federal Reserve Bank of Atlanta
           104 Marietta Street, N.W.
           Atlanta, Georgia

           Federal Deposit Insurance Corporation
           Washington, D.C.

          (b) Whether it is authorized to exercise corporate trust powers.

           Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     The obligor is not an affiliate of the trustee.

     No responses are included for Items 3 through 12. Responses to those Items are not required because as provided in Item 13, the obligor is not in default.

ITEM 13.  DEFAULTS BY THE OBLIGOR.

          (c) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

     There is not and has not been any such default.

          (d) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

     There has not been any such default.

     No responses are included for Items 14 and 15. Responses to those Items are not required because, as provided in Item 13, the obligor is not in default.

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ITEM 16. LIST OF EXHIBITS.

     The additional exhibits listed below are filed herewith. Exhibits, if any, identified in parentheses are on file with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and Rule 24 of the Commission's Rules of Practice.

  EXHIBIT
  NUMBER
  ------
     1      -- A copy of the Articles of Amendment and Restated Articles of Incorporation of the
               trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 22-21018).
     2      -- A copy of the certificate of authority of the trustee to commence business.
               (Included in Exhibit 1 to Form T-1, Registration No. 22-21018).
     3      -- A copy of the authorization of the trustee to exercise trust powers. (Included in
               Exhibit 1 to Form T-1, Registration No. 22-21018).
     4      -- Bylaws of the Trustee. (Exhibit 4 to Form T-1, Registration No. 33-49283).
     5      -- Not applicable.
     6      -- Consent of the trustee required by Section 321(b) of the Trust Indenture Act of
               1939, as amended.
     7      -- Latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 1994. (Exhibit 7 to Form T-1, Registration No. 33-55563).
     8      -- Not applicable.
     9      -- Not applicable.

                                      NOTE

     In answering any item in this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor or the underwriters and the trustee disclaims responsibility for the accuracy and completeness of such information.

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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Trust Company Bank, a corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 9th day of November, 1994.

                                          TRUST COMPANY BANK

                                          By: /s/  BRYAN ECHOLS
                                            ------------------------------------
                                              Bryan Echols
                                              Vice President

                                          By: /s/  M. RUSSELL SMITH, JR.
                                            ------------------------------------
                                              M. Russell Smith, Jr.
                                              Vice President

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                                 EXHIBIT INDEX

                                                                                        SEQUENTIALLY
  EXHIBIT                                                                                 NUMBERED
  NUMBER                                    DESCRIPTION                                     PAGE
  ------      -----------------------------------------------------------------------   ------------
     1    --  A copy of the Articles of Amendment and Restated Articles of
              Incorporation of the trustee as now in effect. (Exhibit 1 to Form T-1,
              Registration
              No. 22-21018)..........................................................
     2    --  A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1 to Form T-1, Registration No.
              22-21018)..............................................................
     3    --  A copy of the authorization of the trustee to exercise trust powers.
              (Included in Exhibit 1 to Form T-1, Registration No. 22-21018).........
     4    --  Bylaws of the Trustee. (Included in Exhibit 4 to Form T-1, Registration
              No. 33-49283)..........................................................
     5    --  Not applicable.........................................................
     6    --  Consent of the Trustee required by Section 321(b) of the Trust
              Indenture Act of 1939, as amended......................................
     7    --  Latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 1994. (Exhibit 7 to Form T-1,
              Registration No. 33-55563).............................................
     8    --  Not applicable.........................................................
     9    --  Not applicable.........................................................

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                                   EXHIBIT 6

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                                                                       EXHIBIT 6

                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issue of Junior Subordinated Debentures by Georgia Power Company, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          TRUST COMPANY BANK

                                          By: /s/  BRYAN ECHOLS
                                            ------------------------------------
                                              Bryan Echols
                                              Vice President

                                          By: /s/  M. RUSSELL SMITH, JR.
                                            ------------------------------------
                                              M. Russell Smith, Jr.
                                              Vice President

Dated: November 9, 1994

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